UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 21, 2018

Fiserv, Inc.

(Exact name of registrant as specified in its charter)

Wisconsin	0-14948	39-1506125
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

255 Fiserv Drive, Brookfield, Wisconsin 53045

(Address of principal executive offices, including zip code)

(262) 879-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)    On February 21, 2018, Harry F. DiSimone was appointed to the board of directors of Fiserv, Inc. (the “Company”). Mr. DiSimone will serve on the compensation committee of the board of directors.

Mr. DiSimone will participate in the Company’s standard non-employee director compensation arrangements set forth on the Non-Employee Director Compensation Schedule filed as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2015. In connection with his appointment, Mr. DiSimone will enter into the Company’s Non-Employee Director Indemnity Agreement, a form of which was filed as Exhibit 10.37 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2007.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 26, 2018, the Company filed an amendment (the “Amendment”) to its Restated Articles of Incorporation (the “Articles”) with the Wisconsin Department of Financial Institutions to change each share of common stock, $.01 par value, of the Company (the “Common Stock”) outstanding or held in treasury into two shares of Common Stock to effect a two-for-one split of the Common Stock. The Amendment increased the Company’s authorized shares of Common Stock from 900,000,000 to 1,800,000,000, effective at the close of business on March 5, 2018 (the “Record Date”).

In connection with the two-for-one stock split, at the Record Date, each share of Common Stock outstanding or held in treasury immediately prior to the Record Date will be changed into two shares of Common Stock. Stock certificates evidencing shares of Common Stock outstanding or held in treasury on the Record Date will continue to evidence the same number of shares that such certificates evidenced prior to the Record Date, and the additional shares will be evidenced in book-entry form only, without stock certificates, on March 19, 2018 to persons who were at the Record Date the holders of Common Stock.

The Amendment and the Company’s Restated Articles of Incorporation, reflecting the Amendment, are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are being filed herewith:

Exhibit Index to Current Report on Form 8-K

Exhibit Number	Description

(3.1)	Articles of Amendment to Restated Articles of Incorporation

(3.2)	Restated Articles of Incorporation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FISERV, INC.

Date: February 27, 2018	By:	/s/ Robert W. Hau
Robert W. Hau
Chief Financial Officer and Treasurer

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